Summary Prospectus April 29, 2011

ING American Funds Global Growth and Income Portfolio

Ticker	IAGPX

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. For free paper or electronic copies of the Prospectus and other Portfolio information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.INGFunds.com/vp/literature; email a request to Literature_request@INGFunds.com; call 1-800-366-0066; or ask your salesperson, financial intermediary, or retirement plan administrator. The Portfolio’s Prospectus and Statement of Additional Information, each dated April 29, 2011, and the audited financial statements on pages 14-31 of the Portfolio’s shareholder report dated December 31, 2010 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.

INVESTMENT OBJECTIVE

The Portfolio seeks to provide you with long-term growth of capital while providing current income.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under an insurance company separate account serving as an investment option under variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses[1] Expenses you pay each year as a % of the value of your investment

Management Fees[2]	0.59%
Distribution and/or Shareholder Services (12b-1) Fees	0.70%
Administrative Services Fees	0.10%
Other Expenses[3]	1.38%
Total Annual Portfolio Operating Expenses	2.77%
Waivers and Reimbursements[4]	(1.31)%
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	1.46%
1	This table and the Expense Examples below reflect the aggregate expenses of both the Portfolio and the American Funds Insurance Series® Global Growth and Income Fund (“Master Fund”).
2	Based on the management fee of the Master Fund of 0.59%. The adviser does not charge a management fee when the assets of the Portfolio are invested in the Master Fund.
3	Other Expenses for the Portfolio are based on estimated amounts for the current fiscal year.
4	The adviser is contractually obligated to limit expenses to 0.85% through May 1, 2012; the obligation does not extend to the Master Fund’s fees and expenses, interest, taxes, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the then current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years. The administrator is contractually obligated to waive 0.05% of the administration fee through May 1, 2013. There is no guarantee that the administration fee waiver will continue after May 1, 2013. This waiver will only renew if the administrator elects to renew it.
Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Yr	3 Yrs	5 Yrs	10 Yrs
$149	735	1,348	3,004

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first two years of the three-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Master Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests all of its assets in Class 1 shares of the Master Fund, a series of American Funds Insurance Series®, a registered open-end investment company. In turn, the Master Fund normally invests primarily in common stocks of well-established companies located around the world, many of which the investment adviser believes have the potential for growth and/or pay dividends.

1 of 3

Under normal market conditions, the Master Fund invests a significant portion of its assets in securities of issuers domiciled outside the United States, including securities of issuers in emerging market countries. The Master Fund expects to be invested in numerous countries around the world. The Master Fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market decline.

For additional information regarding the principal investment strategies of the Master Fund, please refer to the Master Fund prospectus.

The Portfolio has the same investment objective and limitations as the Master Fund. Investment of the Portfolio’s assets in the Master Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its investment in the Master Fund.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Master Fund and its investments. Because the Portfolio invests all of its assets in the Master Fund, the Portfolio and its shareholders will bear the fees and expenses of the Portfolio and the Master Fund, with the result that the Portfolio’s expenses may be higher than those of other mutual funds which invest directly in securities. The Portfolio and the Master Fund expect to maintain consistent investment objectives, but if they do not, the Portfolio may withdraw from the Master Fund and receive either cash or securities in exchange for its interest in the Master Fund. The Board of Trustees (“Board”) would then consider whether the Portfolio should hire its own investment adviser, invest in a different master fund, or take other appropriate action. Under the master/feeder structure, the Portfolio may also withdraw its investment in the Master Fund if the Board determines that it is in the best interests of the Portfolio and its shareholders to do so. Any such withdrawal could result in the Portfolio incurring additional costs or expenses and could also result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Master Fund). The Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash. Any of the following risks, among others, could affect the Portfolio’s or Master Fund’s performance or cause the Portfolio or Master Fund to lose money or to underperform market averages of other funds.

Company  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stocks could become worthless.

Currency  To the extent that the Master Fund invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Dividend  Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Master Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Growth Investing  Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.

Liquidity  If a security is illiquid, the Master Fund might be unable to sell the security at a time when the Master Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Master Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Master Fund could realize upon disposition. The Master Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Master Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Master Fund.

Market  Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

Since the Portfolio did not have a full calendar year of operations as of December 31, 2010, there is no annual performance information included.

Summary Prospectus	2 of 3	ING American Funds Global Growth and Income Portfolio

PORTFOLIO MANAGEMENT

Investment Adviser of the Portfolio	ING Investments, LLC
Investment Adviser of the Master Fund	Capital Research and Management CompanySM
Portfolio Managers of the Master Fund
Gregg E. Ireland	Andrew B. Suzman
Portfolio Manager (since 05/06)	Portfolio Manager (since 02/09)
Steven T. Watson
Portfolio Manager (since 05/06)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

Summary Prospectus	3 of 3	ING American Funds Global Growth and Income Portfolio

SPRO-IITAFGGI (0411-042911)